Exhibit 99.1

ADA Investor & Analyst Event June 2025

Disclaimer 2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward - looking statements. Such forward - looking statements include, without limitation, statements regarding: expectations of Beta Bionics, Inc. (the “Company”) regarding the potential benefits, effectiveness, and safety of the iLet and other product candidates; our expectations with regard to the design, results and timing of our research and development efforts, clinical trials and real world use or experience, including the timing and availability of data from such trials and real world use; our regulatory development plans for the iLet and other product candidates; the markets and market opportunities for the iLet and other product candidates, and if approved; the timing, likelihood or success of our business strategy, including commercialization and our multi - channel reimbursement strategy. In some cases, you can identify forward - looking statements by terms such as “expect,” “should,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimates,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward - looking statements are based on the beliefs of the management of the Company as well as assumptions made by and information currently available to the Company. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, timing of results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward - looking statements. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” in the Company’s Form 10 - Q for the quarter ended March 31, 2025, filed with the SEC on May 6, 2025. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date this presentation is given. Except as required by law, the Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise. We operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially and adversely from those anticipated or implied in the forward - looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make. The forward - looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward - looking statements in this presentation and the accompanying oral commentary. You should, therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, service marks, trade names and copyrights of the Company and other companies which are the property of their respective owners. This presentation discusses certain product candidates that have not yet received marketing authorization or clearance by the U.S. Food and Drug Administration. No representation is made as to the safety, effectiveness or likelihood of marketing authorization or clearance of these product candidates.

Event Agenda 1 2 5 4 3 3 Commercial Updates Q&A Adaptive - Closed Loop Algorithm Overview iLet Real - World Evidence Patch Pump Demonstration Presenters • Stephen Feider, Chief Financial Officer • Mark Hopman, Chief Commercial Officer • All Presenters • Sean Saint, Chief Executive Officer • Sean Saint, Chief Executive Officer • Dr. Steven Russell, Chief Medical Officer • Sean Saint, Chief Executive Officer • Mike Mensinger, Chief Product Officer

Event Agenda 1 2 5 4 3 4 Commercial Updates Q&A Adaptive - Closed Loop Algorithm Overview iLet Real - World Evidence Patch Pump Demonstration Presenters • Stephen Feider, Chief Financial Officer • Mark Hopman, Chief Commercial Officer • All Presenters • Sean Saint, Chief Executive Officer • Sean Saint, Chief Executive Officer • Dr. Steven Russell, Chief Medical Officer • Sean Saint, Chief Executive Officer • Mike Mensinger, Chief Product Officer

Bionic Portal for Healthcare Providers Filter Patients by Prior Therapy Overall Patient Cohort Outcomes Patient Subgroup Outcomes Patient - Specific Outcomes Note: 5 The data shown is an illustrative example. Real - world examples may vary significantly from the example shown above.

Pharmacy Channel Strategy Streamlined insurance approval Users Less administrative burden Lower out - of - pocket costs No 4 - year pump commitment Beta Bionics Faster Access to New Users Pay - as - you - go economics Higher Customer Lifetime Value Pharmacy New Patient Starts Providers Payers PBM Agreement Health Plan Adoption 1 2 Time & Logistics 3 x Shifting risk to manufacturer Note: 6 Pharmacy Benefit Manager (PBM).

Event Agenda 1 2 5 4 3 7 Commercial Updates Q&A Adaptive - Closed Loop Algorithm Overview iLet Real - World Evidence Patch Pump Demonstration Presenters • Stephen Feider, Chief Financial Officer • Mark Hopman, Chief Commercial Officer • All Presenters • Sean Saint, Chief Executive Officer • Sean Saint, Chief Executive Officer • Dr. Steven Russell, Chief Medical Officer • Sean Saint, Chief Executive Officer • Mike Mensinger, Chief Product Officer

Automated Insulin Delivery Continuum: Users 1. iLet does not require carb counting, but users must be carb aware Users Engagement Required No Engagement Required Carb Counting Manual Correction Boluses Temporary Basal Rate Adjustments Fixed Mealtime Dosing Meal Announcements 1 Extended Boluses Pre - Programmed Carb Counts Hybrid - Closed Loop 8 Fully - Closed Loop

HCPs Manually Adjust Settings Quarterly Automated Insulin Delivery Continuum: HCPs Static Adaptive Basal Rate, Calculate Initial Settings Per Guidelines Manually Adjust Non - Basal Settings Quarterly Manually Adjust Settings Quarterly Basal Rate Learning Algorithm Pump Setup Wizard Per Guidelines No Settings Corrections & Meals Learning Algorithms Note: Healthcare Provider (HCP). 9

Programming Static Hybrid-Closed Loop Pump Settings

1 Provider collects patient's weight and current TDD

Injection TDD (Long Acting & Rapid Acting)	
120	Injection Units/Day

Body Weight	
180	Pounds

2 Provider consults clinical guidelines to calculate various pump settings[1,2]

Average Pump TDD	
Pump TDD	120 injection units/day x 75% pump TDD versus injection = 90.0 pump units/day
Weight TDD	180 pounds x 0.23 pump units/pound/day = 41.4 pump units/day
Recommended TDD	Average of 90.0 pump units/day and 41.4 pump units/day = 65.7 pump units/day

Initial Pump Settings	
Basal Rate (BR)	65.7 pump units/day x 50% basal units as proportion of TDD ÷ 24 hours/day = **1.4 units/hour**
Insulin Sensitivity Factor (ISF)	1,700 ÷ 65.7 pump units/day = **25.9 mg/dL per unit of insulin**
Insulin-to-Carb Ratio (ICR)	450 ÷ 65.7 pump units/day = **6.8 grams of carbs per unit of insulin**
Glycemic Target (GT)	**Typical GT is in the 100-150 mg/dL range**; varies based on individual factors including age, health status, and hypoglycemia risk
Duration of Insulin Action (DIA)	**Typical DIA is in the 2-6 hours range** for rapid-acting insulin, and varies by insulin and individual

3 Provider programs settings into the pump for specific time segments



Time
0-6h
7-12h
13-18h
19-24h
BR
ISF
ICR
GT
DIA
Manual input by the provider

Note: The measurements, calculations, and settings shown on the slide are an illustrative example. Real-world examples may vary significantly from the example shown above. Total Daily Dose of Insulin (TDD), Basal Rate (BR), Insulin Sensitivity Factor (ISF), Insulin-to-Carb Ratio (ICR), Glycemic Target (GT), Duration of Insulin Action (DIA).

1. Grunberger, G., Abelseth, J., Bailey, T., Bode, B., Handelsman, Y., Hellman, R.,Tamborlane, W., (2014) Consensus Statement by the American Association of Clinical Endocrinologists/American College of Endocrinology Insulin Pump Management Task Force. Endocrine Practice, 20(5), 463-489.
2. Hinnen D, DeGroot J. Therapy Intensification: Technology and Pattern Management. In: The Art and Science of Diabetes Care and Education, 5th edition. Chicago: Association of Diabetes Care and Education Specialists; 2021: 592-593

Beta Bionics
10

How Pump Settings Translate to Insulin Delivery


Time
0-6h
7-12h
13-18h
19-24h
BR
ISF
ICR
GT
DIA

$$BR + \frac{BG - GT}{ISF} + \frac{\#\ Carbs}{ICR} - \text{Insulin on Board} = \text{Dose}$$

Basal Dose Every 5 mins.	Correction Dose As needed	Meal Dose 2-3x per day	Informed by DIA Continuous

Beta Bionics

Source: Schmidt S, Nørgaard K. Bolus Calculators. Journal of Diabetes Science and Technology. 2014;8(5):1035-1041
Note: The measurements, calculations, and settings shown on the slide are an illustrative example. Real-world examples may vary significantly from the example shown above. Basal Rate (BR), Blood Glucose (BG), Insulin Sensitivity Factor (ISF), Insulin-to-Carb Ratio (ICR), Glycemic Target (GT), Duration of Insulin Action (DIA).

11

0 CGM: Blood Glucose (mg/dL) 400 350 300 250 200 150 100 50 Static Hybrid - Closed Loop Insulin Delivery in Action (1/2) Insulin User Inputs x Meal Correction Temporary BR Meal Meal 6AM 12PM 6PM 12AM Note: The measurements, calculations, and settings shown on the slide are an illustrative example. Real - world examples may vary significantly from the example shown above. Continuous Glucose Monitor (CGM), Basal Rate (BR), Insulin Sensitivity Factor (ISF), Insulin - to - Carb Ratio (ICR), Glycemic Target (GT), Duration of Insulin Action (DIA). 12

0 Static Hybrid - Closed Loop Insulin Delivery in Action (2/2) Insulin User Inputs x CGM: Blood Glucose (mg/dL) 400 350 300 250 200 150 100 50 Meal Meal Correction Meal 6AM 12PM 6PM 12AM Note: The measurements, calculations, and settings shown on the slide are an illustrative example. Real - world examples may vary significantly from the example shown above. Continuous Glucose Monitor (CGM), Basal Rate (BR), Insulin Sensitivity Factor (ISF), Insulin - to - Carb Ratio (ICR), Glycemic Target (GT), Duration of Insulin Action (DIA). 13

0 Interpreting Glycemic Charts to Adjust Pump Settings… Insulin CGM: Blood Glucose (mg/dL) 400 350 300 250 200 150 100 50 User Inputs …is a difficult and time - consuming process for healthcare providers 6AM 12PM 6PM 12AM Note: The measurements, calculations, and settings shown on the slide are an illustrative example. Real - world examples may vary significantly from the example shown above. Continuous Glucose Monitor (CGM), Basal Rate (BR), Insulin Sensitivity Factor (ISF), Insulin - to - Carb Ratio (ICR), Glycemic Target (GT), Duration of Insulin Action (DIA). 14

X X No more settings No more spaghetti charts Note: The measurements, calculations, and settings shown on the slide are an illustrative example. Real - world examples may vary significantly from the example shown above. Continuous Glucose Monitor (CGM), Basal Rate (BR), Insulin Sensitivity Factor (ISF), Insulin - to - Carb Ratio (ICR), Glycemic Target (GT), Duration of Insulin Action (DIA). 15 iLet Removes Complexity for Healthcare Providers

16 Adaptive Algorithm Learns and Adjusts Automatically

iLet's Adaptive Algorithm "Warms-Up" in ~2 Days



Time to Steady-State GMI
(N=30,077 sessions[1])
Baseline HbA1c (%)
8.9
GMI (%)
9
8
7
7.4
GMI (%)
Baseline HbA1c (%)
0
1
2
7
14
21
28
35
42
Number of Days on iLet

Average baseline HbA1c of 8.9% to follow-up GMI on iLet of 7.4% just 2 days after initiation

Source: The real-world data presented are observational data. These data do not come from a prospective study designed to assess safety and efficacy of the iLet by duration of iLet use. Data comes from the first 2 years (5/18/2023-5/19/2025) of real-world iLet usage among those people who uploaded CGM data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Ninety percent of users had a baseline HbA1c available. Individual user results may vary from the average values shown above.

Note: Glucose Management Indicator (GMI). Continuous Glucose Monitor (CGM).

1. Most iLets had only one session. A session reflects each initial use of an iLet or after a factory reset.

Beta Bionics

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18 Adaptive Algorithm Enables PCPs to Treat with iLet - 1.6% Patients treated by Endocrinologists - 1.6% Patients treated by Primary Care Providers Source: The real - world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas in subgroups by provider practice type. Real - world data comes from the first two years (5/19/2023 – 5/18/2025) of iLet usage among iLet users with baseline HbA1c data and provider practice type data from Symphony Health Solutions and the Centers for Medicare & Medicaid Services’ National Plan and Provider Enumeration System, and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here. Note: Glucose Management Indicator (GMI). Primary Care Provider (PCP). N=13,566 N=1,036 Baseline HbA1c to Follow - Up GMI Reduction on iLet

Automated Insulin Delivery Competitive Landscape Users Hybrid - Closed Loop Fully - Closed Loop Static Adaptive HCPs iLet Competitors iLet Competitors iLet iLet 19 Current Future Note: Healthcare Provider (HCP).

Event Agenda 1 2 5 4 3 20 Commercial Updates Q&A Adaptive - Closed Loop Algorithm Overview iLet Real - World Evidence Patch Pump Demonstration Presenters • Stephen Feider, Chief Financial Officer • Mark Hopman, Chief Commercial Officer • All Presenters • Sean Saint, Chief Executive Officer • Sean Saint, Chief Executive Officer • Dr. Steven Russell, Chief Medical Officer • Sean Saint, Chief Executive Officer • Mike Mensinger, Chief Product Officer

4% 19% 12% 6% 4% 2% 2% 1% <6% 6 - 7% 7 - 8% 8 - 9% 11 - 12% 12 - 13% 13 - 14% >14% 3% 16% 26% 21% 20% 14% 8% 5% 3% 3% 1% T1D Adults HbA1c in the US 1 vs. iLet T1D Adults Baseline HbA1c 30% 9 - 10% 10 - 11% HbA1c Group (%) iLet Is a Population Health Tool (1/2) 21 % T1D Adults in the US (Pettus et al., N=31,430) % T1D Adults iLet Users (Pre - iLet, N=10,333) Source: The real - world data presented is observational data. These data do not come from a prospective study designed to evaluate the baseline HbA1c of iLet adult users with T1D relative to the population of adults in the U.S. with T1D. Real - world data comes from the first two years (5/19/2023 – 5/18/2025) of iLet usage among 10,333 adult iLet users with T1D with baseline HbA1c data, and who uploaded data to Beta Bionics, Inc. Individual user results may vary from the average values shown here. Note: Type 1 Diabetes (T1D) 1. Pettus et al., Diabetes Care. 2019;42:2220 – 2227. Real - world study included 31,430 adults with T1D; data sourced from Optum Humedica database between July 2014 and June 2016.

All iLet Users 22 Baseline HbA1c Group Average Baseline HbA1c Average Change Average GMI on the iLet 15.0% (N=215) 14 - 19% 13.7% (N=457) 13 - 14% 12.5% (N=533) 12 - 13% 11.5% (N=895) 11 - 12% 10.5% (N=1,388) 10 - 11% 9.5% (N=2,238) 9 - 10% 8.9% (N=14,952) Overall 8.5% (N=3,095) 8 - 9% 7.6% (N=3,615) 7 - 8% 6.6% (N=2,067) 6 - 7% 5.7% (N=449) 4 - 6% Overall HbA1c of 8.9% to GMI of 7.3% Meaningful change regardless of baseline HbA1c Note: Glucose Management Indicator (GMI). American Diabetes Association (ADA). 1. American Diabetes Association Professional Practice Committee. 6. Glycemic Goals and Hypoglycemia: Standards of Care in Diabetes - 2024. Diabetes Care. 2024;47:S111 - S125 >84% of users meeting ADA hypoglycemia goals of <4% time below 70 mg/dL and <1% time below 54 mg/dL 1 Source: The postmarket surveillance data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas in subgroups by baseline HbA1c. Real - world data comes from the first two years (5/19/2023 – 5/18/2025) of iLet usage among iLet users with baseline HbA1c data and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here. - 7.3% - 5.8% - 4.8% - 3.9% - 3.0% - 2.1% - 1.5% - 1.2% - 0.4% +0.4% +1.2% Baseline HbA1c to Follow - Up GMI 7.8% 7.9% 7.7% 7.7% 7.6% 7.4% 7.3% 7.3% 7.2% 7.0% 6.9%

31% 5% 1% 0% 0% 0% 0% 0% 4% 0% 19% 30% 21% 12% 6% 4% 2% 2% 1% <6% 6 - 7% 7 - 8% 8 - 9% 11 - 12% 12 - 13% 13 - 14% >14% 9 - 10% 10 - 11% HbA1c and GMI Group (%) iLet Is a Population Health Tool (2/2) 23 T1D Adults HbA1c in the US 1 vs. iLet T1D Adults Follow - Up GMI 63% % T1D Adults in the US (Pettus et al., N=31,430) % T1D Adults iLet Users (Post - iLet, N=10,333) Source: The real - world data presented is observational data. These data do not come from a prospective study designed to evaluate the baseline HbA1c of iLet adult users with T1D relative to the population of adults in the U.S. with T1D. Real - world data comes from the first two years (5/19/2023 – 5/18/2025) of iLet usage among 10,333 adult iLet users with T1D with baseline HbA1c data, and who uploaded data to Beta Bionics, Inc. Individual user results may vary from the average values shown here. Note: Type 1 Diabetes (T1D), Glucose Management Indicator (GMI). 1. Pettus et al., Diabetes Care. 2019;42:2220 – 2227. Real - world study included 31,430 adults with T1D; data sourced from Optum Humedica database between July 2014 and June 2016.

iLet Users Coming from MDI



Baseline HbA1c to Follow-Up GMI
9.2
-1.9
7.3
N=8,802
Baseline HbA1c
iLet GMI
Baseline HbA1c
>9% (N=4,014) 11.0%
Overall (N=8,802) 9.2%
7-9% (N=3,881) 8.0%
<7% (N=907) 6.4%
-3.5%
-1.9%
-0.8%
+0.6%
7.6%
7.3%
7.2%
7.0%
Average Baseline HbA1c
Average Change
Average GMI on the iLet

Meaningful change regardless of baseline HbA1c, with >85% of users meeting ADA hypoglycemia goals on iLet

Beta Bionics

Source: The real-world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas' safety and efficacy versus multiple daily injections or competitive hybrid-closed loop systems. Real-world data comes from the first two years (5/19/2023–5/18/2025) of iLet usage among iLet users with baseline HbA1c data and pre-iLet therapy data of MDI, and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here.

Note: Glucose Management Indicator (GMI). Multiple Daily Injections (MDI). American Diabetes Association (ADA).

24

iLet Users Coming from Competitive HCL Systems[1]

Baseline HbA1c to Follow-Up GMI


8.1
-0.9
7.3
N=2,910
Baseline HbA1c
iLet GMI
Baseline HbA1c
>9% (N=643) 10.5%
-2.8%
Overall (N=2,910) 8.1%
7-9% (N=1,609) 7.8%
-0.8%
-0.6%
<7% (N=658) 6.4%
+0.6%
7.7%
7.3%
7.2%
7.0%
Average Baseline HbA1c
Average Change
Average GMI on the iLet

Meaningful change regardless of baseline HbA1c, with >83% of users meeting ADA hypoglycemia goals on iLet

Source: The real-world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas' safety and efficacy versus multiple daily injections or competitive hybrid-closed loop systems. Real-world data comes from the first two years (5/19/2023–5/18/2025) of iLet usage among iLet users with baseline HbA1c data and pre-iLet therapy data of a competitive HCL system, and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here.

Note: Glucose Management Indicator (GMI). Multiple Daily Injections (MDI). Hybrid-Closed Loop (HCL). American Diabetes Association (ADA).

1. Competitive HCL systems include T:slim X2, Mobi, Omnipod 5, and MiniMed 670G, 720G, 750G, 760G, 770G, and 780G

Beta Bionics

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iLet Users Treated by Type of Provider Practice (1/2)



Baseline HbA1c to Follow-Up GMI
Practice Type: Endocrinology
8.9
-1.6
7.3
N=13,566
Baseline HbA1c
iLet GMI
Practice Type: Primary Care
8.9
-1.6
7.3
N=1,036
Baseline HbA1c
iLet GMI

Similar improvement in GMI with >84% of users meeting ADA hypoglycemia goals, regardless of provider practice type

Source: The real-world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas in subgroups by provider practice type. Real-world data comes from the first two years (5/19/2023–5/18/2025) of iLet usage among iLet users with baseline HbA1c data and provider practice type data from Symphony Health Solutions and the Centers for Medicare & Medicaid Services' National Plan and Provider Enumeration System, and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here.

Note: Glucose Management Indicator (GMI). Primary Care Provider (PCP). American Diabetes Association (ADA).

Beta Bionics
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iLet Users Treated by Type of Provider Practice (2/2)


Baseline HbA1c to Follow-Up GMI
Practice Type: Endocrinology
Baseline HbA1c
>9% (N=5,195) 10.9%
Overall (N=13,566) 8.9%
7-9% (N=6,393) 8.0%
<7% (N=1,978) 6.4%
-3.3%
-1.6%
-0.7%
+0.6%
7.6%
7.3%
7.2%
7.0%
Average Baseline HbA1c
Average Change
Average GMI on the iLet
Practice Type: Primary Care
Baseline HbA1c
>9% (N=404) 10.9%
Overall (N=1,036) 8.9%
7-9% (N=482) 8.0%
<7% (N=150) 6.4%
-3.3%
-1.6%
-0.7%
+0.5%
7.6%
7.3%
7.2%
6.9%
Average Baseline HbA1c
Average Change
Average GMI on the iLet

Similar improvement in GMI with >84% of users meeting ADA hypoglycemia goals, regardless of provider type

Beta Bionics

Source: The real-world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas in subgroups by provider practice type. Real-world data comes from the first two years (5/19/2023–5/18/2025) of iLet usage among iLet users with baseline HbA1c data and provider practice type data from Symphony Health Solutions and the Centers for Medicare & Medicaid Services' National Plan and Provider Enumeration System, and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here.

Note: Glucose Management Indicator (GMI). Primary Care Provider (PCP). American Diabetes Association (ADA).

27

"Fully-Closed Loop" iLet Users (1/2)

Baseline HbA1c to Follow-Up GMI


9.4
-1.9
7.5
N=2,416
Baseline HbA1c
iLet GMI

- **~16% of iLet users** (with available data) **use the pump in a "fully-closed loop" manner**[1]
- On average, **"fully-closed loop" iLet users announced ~1 meal every 3 days**
- "Fully-closed loop" users achieved **~62% time in range, on average**
- ~83% of "fully-closed loop" iLet users meeting ADA hypoglycemia goals
- **530 iLet users have not announced a single meal** over the past 21 days
  - ❑ **Improvement from baseline A1c of 9.4% to a follow-up GMI of 7.4%**
  - ❑ ~86% meeting ADA hypoglycemia goals

Source: The real-world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas in subgroups by frequency of meal announcements. Real-world data comes from the 21-day period ending 5/18/2025 of iLet usage among those people with baseline HbA1c data and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here.

Note: Glucose Management Indicator (GMI). American Diabetes Association (ADA).

1. Fully-closed loop iLet users defined as users who announced <1 meal per day on average over the 21-day period ending May 18, 2025

Beta Bionics

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"Fully-Closed Loop" iLet Users (2/2)


Baseline HbA1c to Follow-Up GMI
>9% (N=1,227) 11.1%
Overall (N=2,416) 9.4%
7-9% (N=980) 8.1%
<7% (N=209) 6.4%
-3.4%
-1.9%
-0.8%
+0.6%
7.7%
7.5%
7.3%
7.0%
Baseline HbA1c
Average Baseline HbA1c
Average Change
Average GMI on the iLet

- **~16% of iLet users** (with available data) **use the pump in a "fully-closed loop" manner**[1]
- On average, **"fully-closed loop" iLet users announced ~1 meal every 3 days**
- "Fully-closed loop" users achieved **~62% time in range, on average**
- ~83% of "fully-closed loop" iLet users meeting ADA hypoglycemia goals
- **530 iLet users have not announced a single meal** over the past 21 days
  - ❑ **Improvement from baseline A1c of 9.4% to a follow-up GMI of 7.4%**
  - ❑ ~86% meeting ADA hypoglycemia goals

Source: The real-world data presented is observational data. These data do not come from a prospective study designed to evaluate the effect of the iLet Bionic Pancreas in subgroups by frequency of meal announcements. Real-world data comes from the 21-day period ending 5/18/2025 of iLet usage among those people with baseline HbA1c data and who uploaded data to Beta Bionics, Inc., including users who do not meet all criteria in the Indications for use. Individual user results may vary from the average values shown here.

Note: Glucose Management Indicator (GMI). American Diabetes Association (ADA).

1. Fully-closed loop iLet users defined as users who announced <1 meal per day on average over the 21-day period ending May 18, 2025

Beta Bionics
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Event Agenda 1 2 5 4 3 30 Commercial Updates Q&A Adaptive - Closed Loop Algorithm Overview iLet Real - World Evidence Patch Pump Demonstration Presenters • Stephen Feider, Chief Financial Officer • Mark Hopman, Chief Commercial Officer • All Presenters • Sean Saint, Chief Executive Officer • Sean Saint, Chief Executive Officer • Dr. Steven Russell, Chief Medical Officer • Sean Saint, Chief Executive Officer • Mike Mensinger, Chief Product Officer

Note: Commercialization of the mint patch pump in development is subject to regulatory clearance, and the device is not available for sale. The images shown are for illustrative purposes only. Actual product specifications may vary. 31

Patch Pump in Development Reusable Controller • Electronics last 2 years • Adaptive - closed loop algorithm • iOS and Android smartphone controlled • Never requires charging Disposable Cartridge • 3 - day wear time • 200U insulin reservoir • Disposable batteries • 4.5mm steel cannula • 12 - hour grace period Note: Commercialization of the mint patch pump in development is subject to regulatory clearance, and the device is not available for sale. The images shown are for illustrative purposes only. Actual product specifications may vary. 32

Expected User Experience Advantages

mint by Beta Bionics

Adaptive-Closed Loop Algorithm

Same or better outcomes with substantially less work for the user and provider[1,2]

Seamless Patch Change Process

No phone or charging required; 4.5mm steel cannula minimizes insertion discomfort

Pharmacy Channel Access

Streamlined insurance approval; minimal out-of-pocket costs

Robust Digital Ecosystem

Compatible with Dexcom G7 and Abbott Libre 3 Plus; iLet App and Bionic Circle for iOS and Android

Note: Commercialization of the mint patch pump in development is subject to regulatory approval, and the device is not available for sale. The images shown are for illustrative purposes only. Actual product specifications may vary.

1. Russell, S.J., et al. (2022) A Multicenter Randomized Trial of a Bionic Pancreas in Type 1 Diabetes. The New England Journal of Medicine. 387:1161–1172.
2. Damiano et al. (2024) Glycemic and CGM Outcomes are nearly independent of the frequency of user engagement with the iLet in the Bionic Pancreas Pivotal Trial and real-world setting. https://www.betabionics.com/wp-content/uploads/iLet-Glycemic-and-CGM-outcomes-vs-user-engagement.pdf

Beta Bionics
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Patch Change Process Separate controller & cartridge 1 2 Fill up new cartridge 3 Attach controller & cartridge 4 Peel the pump off Apply pump & insert cannula 5 Note: Commercialization of the mint patch pump in development is subject to regulatory clearance, and the device is not available for sale. The images shown are for illustrative purposes only. Actual product specifications may vary. 34 4.5mm steel cannula minimizes insertion discomfort No phone or mobile app required No Bluetooth pairing required No charging required When Changing a Mint

Meal Announcement Process Select relative carb amount 1 2 Swipe to deliver bolus 3 Select meal type Note: Commercialization of the mint patch pump in development is subject to regulatory clearance, and the device is not available for sale. The images shown are for illustrative purposes only. Actual product specifications may vary. 35

Potential Business Advantages Targeting Commercialization by the End of 2027 Expands Addressable Market R x Reimbursed in the Pharmacy Channel Cost Effective to Manufacture at Scale Limits Environmental Waste Note: Commercialization of the mint patch pump in development is subject to regulatory clearance, and the device is not available for sale. The images shown are for illustrative purposes only. Actual product specifications may vary. 36

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